COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

1.
In December 2007, the Company terminated its agency agreement with its former South African agent, World of Marble and Granite (“WOMAG”), on the basis that it had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million (approximately $257) in the Israeli District Court in Haifa based on such breach. WOMAG has contested jurisdiction of the Israeli District Court, but subsequent appellate courts have dismissed WOMAG's contest. In January 2008, WOMAG filed suit in South Africa seeking EURO 15.7 million (approximately $19,060). In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibis pendens), the South African Court will stay the matter until the conclusion of the Israeli action. In December 2013, the magistrate's court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. The Company has filed an appeal on this judgment to the district court, which was denied by the court during 2014. The case in the South African Court will be set for trial. Although the Company intends to vigorously defend the case in the South African court, the Company believes it provided an adequate reserve for this claim.

2.
The Company is subject to a number of claims in Israel mainly by fabricators or their employees alleging that they contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Individual Claims

The Company is subject to 60 pending claims of bodily injury that have been filed against it directly since 2008 in Israel or that have named the Company as third-party defendant by fabricators or their employees in Israel (one in 2008, two in 2009, four in 2010, six in 2011, six in 2012, eight in 2013 and 33 in 2014 through March 11, 2015).  The Company have also received ten letters threatening to file claims on behalf of certain fabricators in Israel or their employees in Israel alleging that they contracted illnesses as a result of fabricating Company's products. Each of the claims named other defendants, such as fabricators that employed the plaintiffs, the Israeli Ministry of Industry, Trade and Employment, distributors of the Company's products and insurance companies.  The pending claims include one lawsuit filed with a petition to be recognized as class action, one lawsuit filed by three stone fabricators together and one appeal which was filed in connection with a judgment granted in one of the lawsuits (as further detailed below). In addition, one claim was filed by the Israeli National Insurance Institution ("NII") for subrogation of compensation paid by the NII to certain fabricators who allegedly contracted silicosis. Various arguments are raised in the claims, including among others product liability arguments and failure to provide warnings regarding the risks associated with silica dust generated by the fabrication of the Company's products.

Most of the claims do not specify a total amount of damages sought, as the plaintiff's future damages will be determined at trial; however, damages totaling approximately $12,120 million are specified in certain of the claims currently pending against the Company in Israel. A claim filed with the Magistrates court in Israel is limited to a maximum of NIS 2.5 million (approximately $643) plus any fees, and among the 60 claims filed against the Company in Israel, 35 claims were filed in the Magistrates court. A claim filed in  the District court is not subject to such limitation. As a result, there is uncertainty regarding the total amount of damages that may ultimately be claimed.

In addition in Israel, as well as in some other jurisdictions, defendants are liable jointly and severally towards the plaintiff. In cases where several defendants are found as liable, the plaintiff is entitled to collect all his damages from one of the liable defendants only. If the Company is found partially liable to a plaintiff's damages, the plaintiff may seek to collect all his damages from the Company; In such cases, the Company shall have to act for collecting the damages attributable to other defendants from them, and if such defendants are insolvent or the Company is unsuccessful in collecting their portion of the damages for any other reason, the Company may incur damages beyond the damages the Company is liable for.

The Company intend to vigorously contest pending claims against it and potential claims, although there can be no assurance that the Company will succeed in these claims and there is a reasonable possibility that the Company will be liable for damages in such lawsuits. Currently the Company estimates its reasonably possible  exposure with respect to 47 lawsuits out of the total 60 pending law suits to be approximately $12,120, although the actual result of such lawsuits may significantly vary from such estimate. As the Company currently assessed, also based on its legal advisors opinion, that contingent losses related to the silicossis proceedings are only reasonably possible, pursuant to ASC 450, an accrual has not been recorded for the loss contingencies.

December 2013 Judgment

In December 2013, a judgment was entered by the Central District Court of Israel in one of the law suits, according to which the Company was found to be comparatively liable for 33% of the plaintiff's total damages. The remaining liability was imposed on the plaintiff at 40%, as contributory negligence, and on the Israeli Ministry of Industry at 27%. The total damages of the plaintiff were found by the court to be NIS 5.3 million (approximately $1,400). Since the plaintiff received payments from the NII,  such payments were subtracted from the total damages after reduction of the damages contributed to the plaintiff's contributory negligence. However, under Israeli law, under certain condition a plaintiff may be awarded as compensation from third party injurers, other than his employer, at least 25% of the damages claimed even if the payments that the plaintiff received from the NII equal to or exceed the actual damages of the plaintiff after deducting his contributory liability. Accordingly, in the above claim, the court awarded the plaintiff additional compensation of approximately NIS 800,000 (approximately $206) plus legal fees and expenses, which reflected 25% of the plaintiff actual damages, after deducting the plaintiff's contributory negligence and the amount of NIS 3.3 million (approximately $850) to which the claimant is entitled from the NII. After giving effect to the Israeli Ministry of Industry's comparative responsibility, the total liability imposed on the Company in this case was NIS 436,669 (approximately $112) plus the claimant's legal expenses.  Such amount was fully paid by Company's insurer in January 2014 (apart from Company's deductible). The Company, as well as the Israeli Ministry of Industry and the plaintiff, appealed on the judgment to the Israeli Supreme Court. Although the December 2013 judgement was entered, under the Israeli law, a District Court judgment does not consist a precedence binding upon other courts in Israel. There is no assurance whether the Company or any of the other appellant shall succeed in the appeals.

Claim by Former Employee

One of the fabricators who filed a claim against the Company was employed by the Company in the past and claimed that his illness was, in part, the result of his employment with the Company. Although there can be no assurance that the Company will succeed in such claim, the Company believe that his illness is not related to his employment by the Company and intends to vigorously defend itself.

Settled Claim

The Company was also a party to a two settlement agreements that had been approved by a court with respect to two of the claims filed. In the first case, the total settlement was for NIS 275,000 (approximately $71) of which the Company had agreed to pay NIS 10,000 (approximately $3) without admitting liability. Substantially all of the balance was payable by the fabricator that employed the individual in question and insurance companies. In the second case, the total settlement was for NIS 130,000 (approximately $33) of which the Company agreed to pay NIS 80,000 (approximately $21). The balance was payable by the owners of the fabrication factory in which the deceased plaintiff was working. According to the settlement agreement, the parties' obligations are separated and neither party will be liable to the other parties' obligations under the agreement.

Class Action

In April 27, 2014, a lawsuit by single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $56,000). In addition, the claim includes an unstated sum in compensation for special and general damages.

The Company intends to vigorously contest recognition of the lawsuit as a class action and to defend the lawsuit on its merits, although, considering the preliminary stage of this lawsuit, there can be no assurance as to the probability of success or the range of potential exposure, if any.

3.
In November 2011, Kfar Giladi Quarries Agricultural Cooperative Society Ltd., or Kfar Giladi Quarries, and Microgil Agricultural Cooperative Society Ltd., or Microgil, an entity the Company believes is controlled by Kfar Giladi Quarries (Microgil and Kfar Giladi Quarries together shall be referred to as "Kfar Giladi"), initiated arbitration proceedings against the Company.

On April 15, 2012, Kfar Giladi Quarries filed a complaint with the arbitrator against the Company seeking damages of NIS 232.8 million (approximately $59,861) for breach of the agreement between the parties dated June 13, 2006. During August 2012, the Company filed with the arbitrator a legal claim against Microgil and Kfar Giladi Quarries for NIS 76.6 million (approximately  $19,697). During the arbitration the Company found out that the claimants took illegal actions in order to obtain evidence. The Company considered these actions to be a breach of the arbitration clause and accordingly, in January 2014, the Company gave the claimants a notice of the arbitration's cancellation. The Company also submitted a claim to the district court seeking a declarative judgment that the arbitration's cancellation was lawful and asked the court to stay the arbitration process until the Company's claim to the district court is adjudicated. In turn, the claimants filed a counter motion to the court asking to stay the Court proceedings. In April 2014, the court accepted the claimants' motions to stay Court proceedings and ordered the arbitrator to proceed with the arbitration process. The Company filed a leave to appeal to the supreme court of the State of Israel and at the same the arbitration process is being conducted.

The arbitration arises out of a dispute related to the quartz processing agreement (the "Processing Agreement") that the Company entered into with Kfar Giladi in June 2006 pursuant to which Kfar Giladi committed to establish a production facility at its own expense within 21 months of the date of the Processing Agreement to process quartz for the Company and for other potential customers. Pursuant to the terms of the Processing Agreement, the Company committed to pay fixed prices for quartz processing services related to agreed upon quantities of quartz over a period of ten years from the date set for Kfar Giladi to commence operating the production facility.

The Company estimated that the total amount of such payments would have been approximately $55,000. It is the Company's position that the production facility established by Kfar Giladi was not operational until approximately two years after the date required by the Processing Agreement. As a result, the Company was unable to purchase the minimum quantities set forth in the Processing Agreement and the Company therefore acquired the quantities of ground quartz that it needed from other quartz suppliers.

It is also the Company's position, which is disputed by the claimants, that the Processing Agreement was terminated by the Company following its breach by Kfar Giladi. The Company contends that the Company's purchases of ground quartz from Kfar Giladi in 2010 and 2011 were made pursuant to new understandings reached between the parties and not pursuant to the Processing Agreement. Kfar Giladi alleges that the Processing Agreement was still in effect and that the Company did not meet its contractual commitments under the Processing Agreement to order the minimum annual quantity. In addition, once production began, the Company contends that Kfar Giladi failed to consistently deliver the required quantity and quality of ground quartz as agreed by the parties. The Company's positions are disputed by Kfar Giladi.

The Company also contends that Kfar Giladi is responsible for not returning to the Company unprocessed quartz that it provided to them, including quartz that is currently in Kfar Giladi's possession and additional quartz that is unaccounted for. Each party has various other claims against the other. After Kfar Giladi filed its affidavits in the arbitration, the Company learned that it took illegal actions in order to obtain evidence. The Company considers these actions as a breach of the arbitration clause and accordingly informed Kfar Giladi that the arbitration is cancelled. The Company submitted a claim to the court seeking a declarative judgment that the arbitration's cancellation was lawful. The Company also submitted a motion to the court asking to stay the arbitration until its said claim is adjudicated. The Company believes that it was entitled to cancel the arbitration under the abovementioned circumstances, but its position in this matter is disputed by Kfar Giladi and there is no assurance that the Company will succeed in the claim or the application.

In January 2012, Kfar Giladi notified the Company that it had closed its production facility as a result of the Company's breach of the Processing Agreement, although the Company was willing to keep purchasing products from Kfar Giladi.

The Company intends to defend the arbitration vigorously and to seek damages from Microgil for damage caused to it. However, there is no assurance that an adverse ruling or a negative outcome will not have a material adverse effect on the Company. Considering the preliminary stage of the proceedings, the Company cannot estimate the related risk in this lawsuit.

4.
From time to time, the Company faces environmental compliance issues related to the Company's two manufacturing facilities in Israel. At present, the Company is considering remedial steps to address issues related to the following:

In January 2010, the Israel Ministry of the Environment ("IMPE") ordered the Company to remove sludge waste that was disposed of in 2009 in a number of locations in northern Israel claiming that such disposal was unlawful. The Company has engaged in discussions with the IMPE with respect to which sites will require waste removal. The Company performed a feasible and practical clean-up project but have yet to receive any acknowledgement by the IMPE that no further actions are necessary in relation with such sludge. In addition in May 2014 after reexamining Company's sludge, the IMPE decided to classify Company's sludge as solid industrial waste. Such reclassification results in the need to dispose the waste at different disposal sites, which involves much higher expenses compared to Company's previous disposal costs. As of December 31, 2014, the Company reserved of approximately $747, which it believes to be adequate for anticipated future clean-up expenditures if required by the IMPE.

The Company has been required by the IMPE to comply with the applicable requirements under the law and regulations related to styrene gas emission at both of its plants in Israel.

In December 2013, the Company completed the installation of a system in its Bar-Lev manufacturing facility to reduce styrene emission and following which the Company has better control of the styrene emission in the Bar-Lev manufacturing facility and the Company presented to IMPE a plan to further improve our control of styrene emission and comply with the styrene gas emission standards With respect to the Sdot-Yam manufacturing facility the IMPE has summoned the Company in January 2014 toa hearing to address allegations that, based on the IMPE's procurement of several gas emission samplings, the Company exceeded the air ambient standards. Following the hearing, and although the IMPE acknowledged that the Company was in the process of installing measures to comply with the styrene gas emission standards, the IMPE decided to recommend the conducting of  investigation with respect to the allegation that the Company exceeded from the threshold of styrene air ambient standards during 2013. During 2014, applied measures to correct the styrene air ambient standards which the Company believe should conclusively solve any exceeded emission of styrene gas. Company's constant controlling of styrene emission levels requires strict maintenance and compliance with work processes.

5.
From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company's management does not believe that any such claims or all of them together will have a material effect on the Company's consolidated financial statements.

6.
Legal Procedure and a hearing by the Israeli Ministry of Economy with and respect to  Israeli Hours of Work and Rest Law, 1951 and the employment of Jewish employees on Saturdays

The Company is subject to the Israeli Hours of Work and Rest Law, 1951 ("Rest Law"), which forbids the employment of Jewish employees on Saturdays and Jewish holidays, unless a permit is obtained from the Israeli Ministry of Economy. Company's employees, including Jewish and other employees, work in three shifts a day of an average length of eight hours each, seven days a week. The Company currently does not have a permit for the employment of Jewish employees on Saturdays and Jewish holidays. Such employment of Jewish employees on Saturdays and Jewish holidays without a permit constitutes infringement of the Rest Law. Although there is no assurance that the Company shall be able to obtain a permit to employ Jewish employees on Saturdays and Jewish holidays, the Company have recently submitted an application with the Israeli Ministry of Economy for such permit. On September 20, 2014, an inspection of the Israeli Ministry of Economy in our Bar-Lev manufacturing facility has found three Jewish employees employed on a Saturday. Following this inspection the Company was summoned to a hearing by the Israeli Ministry of Economy. A decision with respect to the hearing was not yet resolved.  Concurrently, the Company is in the process of implementing certain operational steps and change in our headcount in order to comply with the Rest Law over time. If the Company is unable to obtain a permit to employ Jewish on Saturdays and Jewish holidays and the Company is unsuccessful in employing only non-Jewish employees on Saturdays, the Company may be compelled to cease operation or partially operate its plants in Israel during Saturdays and Jewish holidays, and as a result, the Company may have less production capacity which could materially adversely affect its revenues and profitability. In addition, the Company and its officers may be exposed to administrative and criminal liabilities, including fines.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2014 are as follows:

2015	$11,487
2016	9,829
2017	8,534
2018	7,225
2019	6,465
2020 and thereafter	50,685

Total	$94,225

 Lease expenses, for the years ended December 31, 2014, 2013 and 2012 were approximately $11,545, $12,608 and $11,137, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2014 are summarized in the following table:

2015 (1)	$27,062
2016 and thereafter	-

$27,062

(1)	Consists of purchase obligations to certain suppliers.

d.	Pledges and guarantees:

1.
As of December 31, 2014, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $23,797, of which approximately $22,766 related to the establishment of the production lines in Caesarstone Technologies, Inc. and the remaining amount related to facilities, vehicle leases and other miscellaneous guarantees.

2.
Company's credit facilities provided by banks in Israel are secured with a “Negative floating pledge”, whereby  the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada Inc. has provided a security interest on certain of its inventory and other tangible and intangible assets.